OIL AND GAS LEASE ASSIGNMENT

THIS OIL AND GAS LEASE ASSIGNMENT made and entered into this the 12th day of April, 2012, by and between:

TRAVIS COOMER DRILLING COMPANY,
a Kentucky corporation
4950 Fairplay Road
Columbia, KY 42728,
hereinafter referred to as "**Assignor**", **and**

TN-K ENERGY GROUP, INC.
Suite 102, 649 Sparta Highway
Crossville, Tennessee 38556,

TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.
4504 Boat Club Rd. Suite 800
Fort Worth, Texas 76135,

CAROLYN A. BOWLDS
3700 Sand Rock Trail
Owensboro, Kentucky 42303, AND

K & K ACQUISITIONS, LLC
P.O. Box 894
Palmer, Texas 75152

hereinafter sometimes referred to jointly as "**Assignee**".

W I T N E S S E T H

WHEREAS, Assignor is the owner of the working interest in and to the Blaydes and Simmons leases more particularly set forth below, and Assignor desires to transfer all of its interest in and to the leases as more particularly set forth below, it does hereby make the following assignment thereon:

FOR AND IN CONSIDERATION of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby ASSIGN, SELL, GRANT, TRANSFER, CONVEY and DELIVER to the named Assignee set forth below, its successors and assigns, the type of interest and the amount of that interest as so identified:

Assignee	Type of interest	Interest as % of 100%
TN-K ENERGY GROUP, INC.	Overriding royalty interest (ORI)	5.00%
TEXAS MINERAL PROPERTIES, LLC, d/b/a BSAG PROPERTIES, LTD.	Working interest (WI)	67.93%
CAROLYN A. BOWLDS	WI	6.79%
K & K ACQUISITIONS, LLC	WI	4.53%
TOTAL INTEREST ASSIGNED		**84.25%**

Each of said interests is in and to the following leaseholds located in Green County, Kentucky (all instruments hereinafter noted are recorded in the office of the Green County Clerk) and being bounded as follows:

(1) **THE SIMMONS LEASE** -- An Oil and Gas Lease granted by Robert P. Simmons and Barbara Simmons, husband and wife, to the Arimor Irrevocable Trust No. 1, Bryan S. Coffman Trustee, dated November 1, 2006 and of recorded in Oil and Gas Lease Book 69, page 59, regarding property described in Deed Book 112, Page 208 and in Deed Book 153, Page 542; and

(2) **THE BLAYDES LEASE** -- An Oil and Gas Lease granted by Edwin Blaydes, Jr. and his wife, Phala Sue Blaydes, to Bryan S. Coffman, Trustee of the Arimor Irrevocable Trust, dated November 8, 2006 and of record in Oil and Gas Lease Book 69, page 61, regarding property described in Deed Book 153, Page 520 and in Deed Book 102, Page 8.

THE FOLLOWING ASSIGNMENTS
SUBSEQUENTLY OCCURRED REGARDING
THE SIMMONS & BLAYDES LEASES

Date/ Recorded in Lease Book /Page	Assignor To Assignee
ASSIGNMENT 01/31/07	Bryan S. Coffman, Trustee of the Arimor Irrevocable Trust Under the Arimor Irrevocable Trust Agreement dated May 5, 2005 **TO**
69/454	Travis Coomer Drilling **AND** Midstates Builders
ASSIGNMENT	Bryan S. Coffman, Trustee of the Arimor Irrevocable Trust Under the Arimor Irrevocable Trust Agreement dated May 5, 2005, a/k/a The Arimor Irrevocable Trust No. 1 **AND**
09/10/07	Midstates Builders, LLC
69/462	**TO** Travis Coomer Drilling Company

The working interest for this lease is 79.25% of 100%, the balance of the lease being the landowner's royalty and other overriding royalties as previously granted or as assigned herein.

This oil and gas lease assignment is subject to all of the terms, conditions and stipulations of the original oil and gas leases and all assignments in the Assignor's chain of title.

And for the same consideration the Assignor covenants with the Assignee, its successors and assigns: that the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in force have been duly performed.

IN TESTIMONY WHEREOF, this assignment has been executed as of the date aforesaid.

Travis Coomer
TRAVIS COOMER DRILLING COMPANY
BY: TRAVIS COOMER, President

STATE OF KENTUCKY

COUNTY OF ADAIR

The execution of the foregoing instrument was acknowledged before me by Travis Coomer on behalf of **TRAVIS COOMER DRILLING COMPANY, a Kentucky corporation**, by its president, to be a duly authorized action on behalf of said corporation, this the 12 day of April, 2012.

10/2/13
COMMISSION EXPIRATION DATE

Heather Coomer
NOTARY PUBLIC

F:\Documents\Oil-Gas TOP\COOMER.TRA\GreenCo\Blaydes.Simmons.Assignment.docx

I hereby certify that the foregoing instrument was prepared **WITHOUT PRIOR TITLE EXAMINATION** by James D. Zornes, DURHAM & ZORNES, 130 Public Square, P. O. Box 100, Columbia, Kentucky 42728-0100, Phone: 270/384-4411, FAX: 270/384-5781.

JAMES D. ZORNES, ATTORNEY